UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2009
LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

500 Chesterfield Parkway
Malvern, PA	19355

(Address of principal executive offices)	(Zip Code)
Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 8.01. Other Events.
          As previously reported, on December 18, 2008, Liberty Property Trust (the “Company”) and Liberty Property Limited Partnership (the “Operating Partnership” and, together with the Company, the “Transaction Entities”) entered into a continuous offering program Equity Distribution Agreement (the “Original Citi Agreement”) with Citigroup Global Markets Inc. (“Citi”). Pursuant to the terms of the Original Citi Agreement, the Company agreed to sell under its Registration Statement on Form S-3 (File No. 333-150737), effective May 8, 2008 (the “Registration Statement”), up to an aggregate sales price of $150,000,000 of its common shares of beneficial interest, $0.001 par value (“Common Shares”), through Citi or to Citi, as principal. As of the date of this Report, the Company had sold Common Shares having an aggregate sales price of approximately $135,000,000 under the Original Citi Agreement.
          In connection with increasing the size of the existing continuous offering program from $150,000,000 to $300,000,000 in aggregate offering price and the inclusion of an additional sales agent, on May 22, 2009, the Transaction Entities entered into an Amended and Restated Equity Distribution Agreement (the “Amended Citi Agreement”) with Citi, which replaces the Original Citi Agreement in its entirety. Also on May 22, 2009, the Transaction Entities entered into an Equity Distribution Agreement (the “UBS Agreement” and, together with the Amended Citi Agreement, the “Equity Distribution Agreements”) with UBS Securities LLC (“UBS” and, together with Citi, the “Agents”).
          Pursuant to the terms of the Equity Distribution Agreements, the Company agreed to sell under the Registration Statement up to an aggregate sales price of $300,000,000 of Common Shares (including the approximately $135,000,000 of Common Shares already sold pursuant to the Original Citi Agreement as of the date of this Report) through either of the Agents as sales agent, or to either of the Agents as principal. Sales of Common Shares made pursuant to the Equity Distribution Agreements, if any, will be made by means of ordinary brokers’ transactions at market prices, in block transactions or as otherwise agreed by Citi or UBS, as applicable, and us.
          The Amended Citi Agreement and the UBS Agreement are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on
Form 8-K, and the description of the Equity Distribution Agreements is qualified in its entirety by reference to such exhibits.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
None.
(b)	Pro Forma Financial Information.
None.
(c)	Shell Company Transactions.
None.
(d)	Exhibits.

Exhibit
Number	Exhibit Title

1.1	Amended and Restated Equity Distribution Agreement, dated May 22, 2009, by and among the Company, the Operating Partnership and Citi.

1.2	Equity Distribution Agreement, dated May 22, 2009, by and among the Company, the Operating Partnership and UBS.

5.1	Opinion of Saul Ewing LLP, dated May 22, 2009.

8.1	Opinion of Cozen O’Connor, dated May 22, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ James J. Bowes
James J. Bowes
Secretary and General Counsel

LIBERTY PROPERTY LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole
General Partner

By:	/s/ James J. Bowes
James J. Bowes
Secretary and General Counsel
Dated: May 22, 2009

     EXHIBIT INDEX

Exhibit
Number	Exhibit Title

1.1	Amended and Restated Equity Distribution Agreement, dated May 22, 2009, by and among the Company, the Operating Partnership and Citi.

1.2	Equity Distribution Agreement, dated May 22, 2009, by and among the Company, the Operating Partnership and UBS.

5.1	Opinion of Saul Ewing LLP, dated May 22, 2009.

8.1	Opinion of Cozen O’Connor, dated May 22, 2009.